Supplement Dated January 15, 2016
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble II	Ensemble Exec
Ensemble III	Ensemble Exec 2006
Ensemble Accumulator	Ensemble Protector

Lincoln Life Flexible Premium Variable Life Account JF-C

Ensemble SL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Ensemble II

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective February 8, 2016, the name of several funds will be changed, according to the table below. The investment advisor and investment objective of these funds will not change.

CURRENT FUND NAME	NEW FUND NAME

LVIP Ivy Mid Cap Growth Managed Volatility Fund	LVIP Blended Mid Cap Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

Please retain this Supplement for future reference.